UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2019

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	000-23329	56-1928817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Southport Drive
Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

(919) 468-0399

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	CTHR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 6, 2019, Charles & Colvard, Ltd. (the “Company,” “we,” “us,” or “our”) issued a press release regarding the launch of its proposed underwritten public offering (the “Offering”). A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On June 6, 2019, the Company also issued a press release regarding the Company’s financial guidance for its fourth fiscal quarter and fiscal year ended June 30, 2019. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in Item 7.01 of this report, including the press releases attached as Exhibits 99.1 and 99.2, are furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01	Other Events

The Company disclosed certain operating metrics and supplemental risk factors regarding the Company in the preliminary prospectus supplement relating to the Offering filed with the Securities and Exchange Commission (the “SEC”) on June 6, 2019. Accordingly, the Company is filing the following information in this Current Report for the purpose of supplementing and updating certain business and risk factor disclosures contained in the Company’s prior public filings.

Certain Operating Metrics

The following operating metrics are based on unaudited financial results and customer-related data for charlesandcolvard.com, LLC, a wholly-owned subsidiary of the Company, for the nine-month period ended March 31, 2019:

•	Average order value (“AOV”) is estimated to be $1,000, based on charlesandcolvard.com revenue, net of returns, divided by the total number of customer orders.
•	Average ad spend per new customer is estimated to be $220, based on the total advertising spend focused on charlesandcolvard.com traffic divided by the number of first-time customer orders.
•	Repeat customers represent 28% of charlesandcolvard.com’s total customer orders, based on customer email addresses.

The following operating metrics are based on unaudited financial results and customer-related data for charlesandcolvard.com, LLC for the three-month period ended March 31, 2019 compared to the three-month period ended March 31, 2018:

•	55% year-over-year growth in charlesandcolvard.com revenue.
•	12.5% year-over-year growth in social media followers; 41% year-over-year growth in opt-in email subscribers.

For the nine-month period ended March 31, 2019, gross margin (defined as net sales less product line cost of goods sold) for the Company’s Online Channels segment was 57% of Online Channels net sales.

Risks Related to Our Company

We depend on a single supplier for substantially all of our silicon carbide (“SiC”) crystals, the raw materials we use to produce moissanite jewels; if our supply of high-quality SiC crystals is interrupted, our business may be materially harmed.

We are party to an exclusive supply agreement with Cree, Inc. (“Cree”), which we depend on for the provision of substantially all of the SiC material we use to produce moissanite jewels. Under the terms and conditions of the exclusive supply agreement with Cree (the “Supply Agreement”), we agreed to purchase from Cree, and Cree agreed to supply, all of our required SiC material, subject to terms and conditions that allow us to purchase certain amounts of SiC materials from third parties under limited conditions. The Supply Agreement is set to expire in 2023 and we have the option, subject to certain conditions, to unilaterally extend the term of the Supply Agreement for an additional two-year period following expiration of the initial term. If our supply of high-quality SiC crystals is interrupted, then we may not be able to meet demand for moissanite jewels and our business may be materially and adversely affected. Cree has certain proprietary rights relating to its process for growing large single crystals of SiC and its process for growing colorless and near-colorless SiC crystals. There is no guaranty that we would be able to obtain similar quality SiC crystals from another provider. There can be no assurance that Cree will be able to continue to produce and supply us with SiC crystals of sufficient quality, sizes, and volumes that we desire or that we will be able to continue to negotiate future purchase commitments at acceptable prices that enable us to manage our inventories and raw material costs effectively.

We rely on assumptions, estimates and data to calculate certain of our key metrics, and real or perceived inaccuracies in such metrics may harm our reputation and negatively affect our business.

We believe that certain metrics are key to our business, including but not limited to AOV, average ad spend per customer and repeat customers. As both the industry in which we operate and our business continue to evolve, so too might the metrics by which we evaluate our business. While the calculation of these metrics is based on what we believe to be reasonable estimates, our internal tools are not independently verified by a third party and may have a number of limitations and, furthermore, our methodologies for tracking these metrics may change over time. Given the difficulty in tracking consumers online, calculations of our unique visitors may not accurately reflect the number of people actually visiting our platforms. We continue to improve upon our tools and methodologies to capture data and believe that our current metrics are accurate; however, the improvement of our tools and methodologies could cause inconsistency between current data and previously reported data, which could confuse investors or lead to questions about the integrity of our data. In addition, if the internal tools we use to track these metrics under-count or over-count performance or contain algorithm or other technical errors, the data we report may not be accurate. Accordingly, you should not place undue reliance on these metrics.

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which, or to any person to whom, such offer, solicitation or sale is unlawful.

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations, and contentions and are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “continue,” and similar words, although some forward-looking statements are expressed differently. All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. You should be aware that although the forward-looking statements included herein represent management’s current judgment and expectations, our actual results may differ materially from those projected, stated, or implied in these forward-looking statements as a result of many factors, including the risks and uncertainties described in our filings with the SEC, including our Transition Report on Form 10-KT for the transition period ended June 30, 2018 and subsequent reports filed with the SEC. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur except as required by the federal securities laws, and you are urged to review and consider disclosures that we make in the reports that we file with the SEC that discuss other factors relevant to our business.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Document

99.1	Press Release dated June 6, 2019

99.2	Press Release dated June 6, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

June 6, 2019	By:	/s/ Clint J. Pete
Clint J. Pete
Chief Financial Officer